UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2013

EDAC TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Wisconsin (State or Other Jurisdiction of Incorporation)	001-33507 (Commission File Number)	39-1515599 (IRS Employer Identification No.)

1806 New Britain Avenue, Farmington, CT  06032
(Address of Principal Executive Offices)(Zip Code)

Registrant's telephone number, including area code:  860-677-2603

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

On March 18, 2013, EDAC Technologies Corporation issued a press release  announcing that it has entered into a definitive agreement to be acquired by GB Aero Engine LLC, an affiliate of Greenbriar Equity Group LLC, for $17.75 per share in cash, pursuant to a cash tender offer and second step merger. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated by reference.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibit is included herewith:

Exhibit No.	Description

99.1	Press release dated March 18, 2013 issued by EDAC Technologies Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDAC TECHNOLOGIES CORPORATION

Date:  March 18, 2013                                                                                By: /s/ Glenn L. Purple
      Vice President-Finance and Chief
      Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 18, 2013 issued by EDAC Technologies Corporation